SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2004

TRIO-TECH INTERNATIONAL

(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631
(Commission File Number)	(IRS Employer Identification No.)

14731 Califa Street
Van Nuys, California	91411
(Address of Principal Executive Offices)	(Zip Code)

(818) 787-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 5. Other Events

With reference to that Sales and Purchase Agreement dated March 29, 2004 between TS Matrix BHD, a Malaysian company (“Seller”), and Trio Tech (Malaysia) SDN. BHD., a Malaysian company of which the registrant owns 55% of the outstanding equity interests (“Buyer”), on July 1, 2004, Buyer acquired certain assets of Seller utilized by the burn-in testing division of Seller dealing with testing of semiconductor components for an aggregate cash purchase price of 3,500,000 Ringgit Malaysia. A portion of the purchase price (350,000 Ringgit Malaysia, representing approximately $92,105 (US) on March 29, 2004 based on the spot exchange rate published in Federal Reserve as of that date) was paid on March 29, 2004 by way of a deposit and was credited towards the aggregate purchase price at the closing of the transaction. The balance of the purchase price was paid at the closing of the transaction on July 1, 2004, of which 1,650,000 Ringgit Malaysia was paid in cash (or approximately $434,211 (US)) and 1,500,000 Ringgit Malaysia (or approximately $394,737 (US)) was paid by delivery of an approximately six-month bankers’ guarantee. Buyer also acquired on July 1, 2004 additional assets which Seller had been leasing for a purchase price of 917,995 Ringgit Malaysia (or approximately $241,578 (US)). Except as otherwise noted, the foregoing United States Dollar amounts were calculated based on the spot exchange rate published in Federal Reserve as of July 1, 2004. These assets are expected to be utilized in the acquired burn-in testing division of Buyer to service the existing customer of the Seller, which customer has entered into a new agreement with Buyer. The source of the funds for this acquisition will be the general working capital of Buyer. A copy of the Sales and Purchase Agreement is attached hereto as Exhibit 99.1.

Forward Looking Statements. The statements in this Current Report on Form 8-K concerning current management’s expectations are “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. There is no assurance that the transactions contemplated by the Agreement will be consummated. These forward-looking statements are based on our management’s current views and assumptions. The Company assumes no obligation to update the information herein or on the Company’s or its subsidiaries’ websites.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Sales and Purchase Agreement, dated March 29, 2004 between TS Matrix BHD and Trio Tech (Malaysia) SDN BHD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIO-TECH INTERNATIONAL (Registrant)
	By:	/s/ VICTOR H.M. TING
Victor H.M. Ting
Date July 15, 2004		Vice President and Chief Financial Officer (Principal Financial Officer)